SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579



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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): 07/17/2000


                GREATAMERICA LEASING RECEIVABLES 2000-1, L.L.C.,
            (as issuer under the Indenture dated as of June 1, 2000,
              which issued Receivable-Backed Notes, Series 2000-1)


                     GREATAMERICA LEASING RECEIVABLES 2000-1
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             (Exact name of registrant as specified in its charter)


           Delaware                 333-34842                   42-1502818
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       (State of other             (Commission                (IRS Employer
       jurisdiction of             File Number)            Identification No.)
       incorporation)

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 625 First Street SE, Suite 701                                   52401
  Cedar Rapids, Iowa                                           ------------
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (319) 365-8449

ITEM 5.         OTHER EVENTS

         In accordance with the Transfer and Servicing Agreement dated as of June 1, 2000 among the Registrant, GreatAmerica Leasing Corporation and The Chase Manhattan Bank, N.A., the Registrant has caused to be filed with the Commission, attached hereto as Exhibit 99.1, the Monthly Reports dated July 20, 2000, August 21, 2000 and September 20, 2000, respectively. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

                (a)    Financial Statements.

                       Not Applicable.

                (b)    Pro Forma Financial Information.

                       Not Applicable.

                (c)    Exhibits.

                       99.1   Monthly Reports.

                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GREATAMERICA LEASING RECEIVABLES,
                                              2000-1, L.L.C.



Date:  September ___, 2000                    By:_________________________
                                              Name: Stanley M. Herkelman
                                              Title: Senior Vice President

                                  EXHIBIT INDEX



             EXHIBIT                                    DESCRIPTION

               99.1                                   Monthly Reports